MANAGERS TRUST I

MANAGERS AMG FQ U.S. EQUITY FUND

Supplement dated March 23, 2012 to the Prospectus

dated March 1, 2012, as supplemented March 16, 2012

The following information supplements and supersedes any information to the contrary relating to Managers AMG FQ U.S. Equity Fund (the “Fund”), a series of Managers Trust I, contained in the Fund’s Prospectus, dated and supplemented as noted above.

Effective as of the date of this Supplement, the Fund normally declares and pays any income dividends and distributions quarterly in March, June, September, and December. The Fund normally declares net capital gain distributions, if any, annually in December.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE